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PRUCO LIFE INSURANCE COMPANY,                            STRATEGIC PARTNERS(SM)
a Prudential Financial company                          ANNUITY ONE APPLICATION
                                      Flexible Payment Variable Deferred Annuity

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                     ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THE CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO
                     FIXED DOLLAR AMOUNT.

                     IF MONIES ARE ALLOCATED TO VARIABLE INVESTMENT OPTIONS, THAT PORTION OF THE POLICY OR CONTRACT IS NOT
                     PROTECTED BY THE MINNESOTA LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION OR THE MINNESOTA INSURANCE
                     GUARANTY ASSOCIATION. IN THE CASE OF INSOLVENCY, PAYMENT OF CLAIMS IS NOT GUARANTEED. ONLY THE ASSETS OF
                     THE INSURER WILL BE AVAILABLE TO PAY YOUR CLAIM.

                     On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance
                     Company.

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1  CONTRACT          Contract number (if any) ________________
   OWNER
   INFORMATION       [ ] Individual  [ ] Corporation   [ ] UGMA/UTMA   [ ] Other

                     TRUST: [ ] Grantor [ ] Revocable [ ] Irrevocable TRUST DATE (mo., day, yr.)__ __ ____

                     If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

                     [ ] Tax-exempt entity under Internal Revenue Code 501

                     [ ] Trust acting as agent for an individual under Internal Revenue Code 72(u)

                     Name of owner (first, middle initial, last name)
                     ______________________________________________________________________________________________________________

                     Street                                                                                                    Apt.
                     ________________________________________________________________________________________________________  ____

                     City                                                   State        ZIP code
                     __________________________________________________       __       _____ - _____

                     Social Security number/EIN    Date of birth  (mo., day, year)       Telephone number
                     __________________________             __ __ ____                     ___ ___ - ____

                     A. [ ] Female   B. [ ] U.S. citizen   [ ]  I am not a U.S. person (including resident alien). I am a citizen of
                        [ ] Male        [ ] Resident alien      ____________________________________________________________________
                                                                 Attach the applicable IRS Form W-8(BEN, ECI, EXP, IMY).

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2  JOINT             Unmarried persons who wish to own the contract jointly should consult with their tax adviser.
   OWNER             Name of joint owner, if any (first, middle initial, last name)
   INFORMATION       ______________________________________________________________________________________________________________
   (if any)
   Do not            Street     (Leave address blank if same as owner.)                                                      Apt.
   complete if       ______________________________________________________________________________________________________  ______
   you are
   opening           City                                                    State       ZIP code
   an IRA.           _________________________________________________        __         _____-____

                     Social Security number/EIN        Date of birth (mo., day, year)       Telephone number
                     __________________________                __   __  ____                  ___ ___-____

                     A. [ ] Female   B. [ ] U.S. citizen   [ ]  I am not a U.S. person (including resident alien). I am a citizen of
                        [ ] Male        [ ] Resident alien      ____________________________________________________________________

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3  ANNUITANT         This section must be completed only if the annuitant is not the owner or if the owner is a trust or a
   INFORMATION       corporation.
   Do not            Name of annuitant  (first, middle initial, last name)
   complete if you   ______________________________________________________________________________________________________________
   are opening
   an IRA.           Street (Leave address blank if same as owner.)                                                          Apt.
                     ___________________________________________________________________________________________________    ________
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                                                                     (continued)

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Pruco Corporate Office: Pruco Life
Insurance Company, Phoenix, AZ 85014                                 Ed. 10/2002

ORD 99725                        Page 1 of 7


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3  ANNUITANT         City                                   State     ZIP code
   INFORMATION       _____________________________________   __       _____-____
   (continued)
                     Social Security number            Date of birth (mo., day, year)       Telephone number
                     __________________________                __   __  ____                  ___ ___-____

                     A. [ ] Female   B. [ ] U.S. citizen   [ ]  I am not a U.S. person (including resident alien). I am a citizen of
                        [ ] Male        [ ] Resident alien      ____________________________________________________________________

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4  CO-ANNUITANT      Name of co-annuitant (first, middle initial, last name)
   INFORMATION       ___________________________________________________________
   (if any)
   Do not complete   Social Security number          Date of birth  (mo., day, year)      Telephone number
   if you are        __________________________                __   __  ____                  ___ ___-____
   opening an IRA or
   if the contract   A. [ ] Female   B. [ ] U.S. citizen   [ ]  I am not a U.S. person (including resident alien).
   will be owned        [ ] Male        [ ] Resident alien      I am a citizen of
   by a corporation                                             ____________________________________________________________________
   or trust.

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5  BENEFICIARY       [X] PRIMARY CLASS
   INFORMATION       Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
   Please add        _______________________________________________________________________________________________________________
   additional
   beneficiaries     TRUST:  [ ] Revocable   [ ] Irrevocable           Trust date  (mo., day, year) __ __ _____
   in section 17.
                     Beneficiary's relationship to owner _________________________________

                     Social Security number ____________________________

                     CHECK ONLY ONE:   [ ] Primary class   [ ]  Secondary class

                     Name of beneficiary (first, middle initial, last name)   If trust, include name of trust and trustee's name.
                     ______________________________________________________________________________________________________________

                     TRUST: [ ] Revocable  [ ]  Irrevocable         Trust date  (mo., day, year) __ __ ____
                     Beneficiary's relationship to owner

                     Social Security number _________________________

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6  ELECTION OF       Complete this section if you want to elect Credit (bonus). The election of Credit to each purchase payment
    CREDIT (BONUS)   results in a higher insurance and administrative cost and higher withdrawal charges than if the Credit was not elected. The Credit that is allocated to the contract vests upon expiration of the Right to Cancel period. We reserve the right to recapture any Credit granted within one year of the date of the owner's death.
                     [ ] Yes, I want Credit (bonus).

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7  DEATH             THIS SECTION MUST BE COMPLETED. Check one of the following four Death Benefit options. The cost of each
   BENEFIT           benefit is in parentheses immediately following the option.

                     [ ] Base Death Benefit. (1.40% without credit; 1.50% with credit)
                     [ ] Guaranteed Minimum Death Benefit (GMDB) with a Roll-Up option.  THIS OPTION IS NOT AVAILABLE IN WA.
                         (1.60% without credit; 1.70% with credit)
                     [ ] GMDB with an annual Step-Up option. (1.60% without credit; 1.70% with credit)
                     [ ] GMDB with a Roll-Up and an annual Step-Up option. THIS OPTION IS NOT AVAILABLE IN WA. (1.70% without credit; 1.80% with credit)
                     Indicate below if you want to elect the Earnings Appreciator supplemental death benefit. THIS OPTION IS
                     NOT AVAILABLE IN ND AND WA.

                     [ ] Yes, I would like to elect the Earnings Appreciator. (0.30%)
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ORD 99725                         Page 2 of 7                       Ed. 10/2002


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8  INCOME            Check all that apply. The cost of each benefit is in parentheses immediately following the option. ONCE
   BENEFITS          ELECTED, THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) CANNOT BE REVOKED.

                     [ ] Yes, I would like to elect the GMIB. THIS OPTION IS NOT AVAILABLE IN ND AND OR. (0.30%)
                     [ ] Yes, I would like to elect the Income Appreciator Benefit (IAB). (0.25%)
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9  TYPE OF           PLAN TYPE.
   PLAN AND          Check only one: [ ]Non-qualified  [ ]Traditional IRA  [ ]Roth IRA/Custodial  [ ]Custodial account (PSI only)
   SOURCE OF         ______________________________________________________________________________________________________________
   FUNDS             SOURCE OF FUNDS . Check all that apply:
   (minimum of
   $10,000)          [ ] Total amount of the check(s) included with this
                         application. (Make checks payable to Prudential.)              $ ____ , ______ , ______ , ____
                     [ ] IRA Rollover                                                   $ ____ , ______ , ______ , ____

                     If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
                     $ __ , ______ . ____      Year  ________                      $ __ , ______ . ____   Year _____
                     [ ] 1035 Exchange (non-qualified only), estimated amount:       $ ____ , ______ , ______ , ____
                     [ ] IRA Transfer (qualified), estimated amount:                 $ ____ , ______ , ______ , ____
                     [ ] Direct Rollover (qualified), estimated amount:              $ ____ , ______ , ______ , ____
                     [ ] Roth Conversion IRA, establishment date:*                     ____    ____  ________
                                                                                       month   day     year

                        *This is the date you originally converted from a traditional IRA to a Roth Conversion IRA. (If omitted, the current tax year will be used.) This is required for the IRA five-tax year, holding period requirement.

                     A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE
                     REPORTED TO THE INTERNAL REVENUE SERVICE.

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10 PURCHASE          Please write in the percentage of your payment that you want to allocate to the following options. The
   PAYMENT           total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITIAL
   ALLOCATION(S)     THE CHANGES.
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                                             OPTION                                                             OPTION
   INTEREST RATE OPTIONS                     CODES       %        VARIABLE INVESTMENT OPTIONS (continued)        CODES       %
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   1 Year Fixed-Rate Option                  1YRFXD               SP Conservative Asset Allocation Portfolio    CONSB
   Dollar Cost Averaging (DCA) 6 Month*      DCA6                 SP Davis Value Portfolio                      VALUE
   Dollar Cost Averaging (DCA) 12 Month*     DCA12                SP Deutsche International Equity Portfolio    DEUEQ
   VARIABLE INVESTMENT OPTIONS                                    SP Growth Asset Allocation Portfolio          GRWAL
   Prudential Equity Portfolio               STOCK                SP INVESCO Small Company Growth Portfolio     VIFSG
   Prudential Global Portfolio               GLEQ                 SP Jennison International Growth Portfolio    JENIN
   Prudential Jennison Portfolio             GROWTH               SP Large Cap Value Portfolio                  LRCAP
   Prudential Money Market Portfolio         MMKT                 SP MFS Capital Opportunities Portfolio        MFSCO
   Prudential Stock Index Portfolio          STIX                 SP MFS Mid Cap Growth Portfolio               MFSMC
   Prudential Value Portfolio                HIDV                 SP PIMCO High Yield Portfolio                 HIHLD
   SP Aggressive Growth Asset
   Allocation Portfolio                      AGGGW                SP PIMCO Total Return Portfolio               RETRN
   SP AIM Aggressive Growth Portfolio        AIMAG                SP Prudential U.S. Emerging Growth Portfolio  EMRGW
   SP AIM Core Equity Portfolio              AIMCEP               SP Small/Mid Cap Value Portfolio              SMDVL
   SP Alliance Large Cap Growth Portfolio    LARCP                SP Strategic Partners Focus Growth Portfolio  STRPR
                                                                  Janus Aspen Series Growth Portfolio-
   SP Alliance Technology Portfolio          ALLTC                Service Shares                                JANSR
   SP Balanced Asset Allocation Portfolio    BALAN                TOTAL                                                    100%
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   * THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST
     $2,000.


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ORD 99725                        Page 3 of 7                        Ed. 10/2002

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11  DOLLAR COST      If you elect to use more than one Dollar Cost Averaging option, you must also complete a Request for Dollar
    AVERAGING        Cost Averaging Enrollment or Change form (ORD 78275).
    PROGRAM
                     [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.

                         TRANSFER FROM: (You cannot transfer from the 1 Year Fixed-Rate option.)*

                         *If you selected the DCA6 or DCA12 option in section 10, only complete the TRANSFER TO information.

                         Option code: ______                  $ ____,______,______.____    OR ______%

                         TRANSFER FREQUENCY:    [ ] Annually    [ ] Semiannually    [ ] Quarterly     [ ] Monthly

                         TRANSFER TO:   (You cannot transfer to the Interest Rate Options.)

                         The total of the two columns must equal 100 percent.

                         OPTION CODE                 PERCENT                 OPTION CODE                PERCENT
                         ___________                 ______%                 ___________                ______%
                         ___________                 ______%                 ___________                ______%
                         ___________                 ______%                 ___________                ______%

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12  AUTO-            [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically
    REBALANCING          adjusted as allocated in section 10 under my variable investment options.

                         Adjust my portfolio:    [ ] Annually    [ ] Semiannually    [ ] Quarterly     [ ] Monthly

                         Please specify the start date if different than the contract date:
                                                                                              __        __       ____
                                                                                             month      day      year

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13  TELEPHONE        We will accept your transfers and reallocations over the telephone. Please indicate below if you wish to
    TRANSFERS        extend authority as follows.

                     [ ] I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered
                         Investment Adviser.

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14  REPLACEMENT      THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE. (Check one):
    QUESTIONS AND
    DISCLOSURE       [ ] I do have existing life insurance policies or annuity contracts. (You must complete the Important Notice
    STATEMENT            Regarding Replacement form (COMB 89216), whether or not this transaction is considered a replacement.)
                     [ ] I do not have existing life insurance policies or annuity contracts.

                     Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

                     [ ]  Yes   [ ]  No

                     If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                     Company name
                     ____________________________________________________________________________________________________________

                     Policy or contract number         Year of issue (mo., day, year)        Name of plan (if applicable)
                     _________________________            ____  ____  ________               ____________________________

                     FOR VIRGINIA ONLY:
                     X______________________________________________                                 __           __      ____
                      Contract owner's signature and date                                           month         day     year

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   REPRESEN-         THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.
   TATIVE'S
   QUESTION          Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                     [ ]  Yes   [ ]  No

                     FOR VIRGINIA ONLY:
                     X______________________________________________                                 __           __      ____
                      Representative's signature and date                                           month         day     year
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ORD 99725                         Page 4 of 7                        Ed. 10/2002
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15  SIGNATURE(S)     If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that
                     I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                     No representative has the authority to make or change a contract or waive any of the contract rights.

                     I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

                     I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                     [ ] If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                     [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                     [ ] Check here to request a Statement of Additional Information.

                     MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR
                     IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                     I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

                     By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es)
                     the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                     We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                     I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN BASED ON THE INVESTMENT
                     EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I have read the applicable fraud warning for my state listed in section 18. I acknowledge receipt of current product and fund prospectuses.

                       _________________________________________________
                       SIGNED AT (CITY, STATE)

                     X__________________________________________________                            __          __       ____
                       Contract owner's signature and date                                         month        day      year
                     X__________________________________________________                            __          __       ____
                       Joint owner's signature (if applicable) and date                            month        day      year
                     X__________________________________________________                            __          __       ____
                       Annuitant's signature (if applicable) and date                              month        day      year
                     X__________________________________________________                            __          __       ____
                       Co-annuitant's signature (if applicable) and date                           month        day      year

                     OWNER'S TAX CERTIFICATION

                      Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE [ ] HAVE NOT [ ] (check one)  been notified by the Internal
                      Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                     X__________________________________________________                            __          __       ____
                       Contract owner's signature and date                                         month        day      year
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ORD 99725                         Page 5 of 7                        Ed. 10/2002
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16 REPRESEN-         Commission Option (For Retail Distribution only. Choose one.):
   TATIVE'S
   SIGNATURE(S)      1. [ ] No Trail   2. [ ] Mid Trail   3. [ ] High Trail

                     Note: If an option is not selected, the default option will be Option 1.

                     This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                     The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                      __________________________________________________                               ________________________
                      Representative's name (Please print)                                             Rep's contract/FA number

                     X
                      __________________________________________________                            __          __         ____
                      Representative's signature and date                                          month        day        year

                      __________________________________________________                               ________________________
                      Second representative's name (Please print)                                      Rep's contract/FA number

                     X
                      __________________________________________________                            __          __         ____
                      Second representative's signature and date                                   month        day        year

                      __________________________________________________                                 ____ ____-_______
                      Branch/field office name and code                                         Representative's telephone number

                      FOR FLORIDA ONLY:                           ____________________________  ___________________________________
                                                                  Rep's Florida license number  Second Rep's Florida license number

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17 ADDITIONAL        ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND DATED BY ALL PERSONS WHO HAVE SIGNED THIS
   REMARKS           APPLICATION IN SECTIONS 15 AND 16.

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ORD 99725                         Page 6 of 7                        Ed. 10/2002
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18 FRAUD             COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an
   WARNING           insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the
                     Colorado Division of Insurance within the Department of Regulatory Agencies.

                     CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                     FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

                     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                     NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

                     OKLAHOMA: WARNING -- Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

                     PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                     VIRGINIA: Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

                     ALL OTHER STATES: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.




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                     STANDARD    PRUDENTIAL ANNUITY SERVICE CENTER              OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
                     MAIL TO:    PO BOX 7590                                    MAIL TO:    2101 WELSH ROAD
                                 PHILADELPHIA, PA 19101                                     DRESHER, PA 19025

                     If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through
                     Friday between 8:00 a.m. and 8:00 p.m. Eastern time.
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ORD 99725                         Page 7 of 7                        Ed. 10/2002